EXHIBIT 99.1

Grant Park Fund Weekly Commentary
For the Week Ended August 9, 2013

Current Month				Rolling Performance*				Rolling Risk Metrics* (Sept 2008 – Aug 2013)
Class	Week ROR	MTD ROR	YTD ROR	1 yr Ann ROR	3 yr Ann ROR	5 yr Ann ROR	10 yr Ann ROR	Annualized ROR	Annualized Standard Deviation	Maximum Drawdown	Sharpe Ratio	Sortino Ratio
A	-1.9%	-0.6%	-5.9%	-13.2%	-5.5%	-4.3%	0.3%	-4.3%	10.5%	-27.1%	-0.4	-0.5
B**	-1.9%	-0.6%	-6.3%	-13.7%	-6.1%	-4.9%	-0.4%	-4.9%	10.5%	-29.3%	-0.4	-0.6
Legacy 1***	-1.8%	-0.5%	-4.6%	-11.3%	-3.5%	N/A	N/A	-4.0%	10.4%	-21.3%	-0.3	-0.5
Legacy 2***	-1.8%	-0.5%	-4.7%	-11.5%	-3.9%	N/A	N/A	-4.3%	10.4%	-21.9%	-0.4	-0.5
Global 1***	-1.8%	-0.5%	-4.2%	-10.7%	-4.1%	N/A	N/A	-4.7%	9.9%	-20.4%	-0.4	-0.6
Global 2***	-1.8%	-0.5%	-4.4%	-10.9%	-4.4%	N/A	N/A	-5.0%	9.9%	-21.4%	-0.5	-0.6
Global 3***	-1.9%	-0.6%	-5.4%	-12.4%	-6.0%	N/A	N/A	-6.7%	9.9%	-27.2%	-0.6	-0.8

S&P 500 Total Return Index****	-1.0%	0.4%	20.1%	22.8%	19.7%	8.0%	7.5%	8.0%	18.5%	-41.8%	0.5	0.6
Barclays Capital U.S. Long Gov Index****	0.5%	-0.1%	-9.6%	-11.9%	3.2%	6.6%	6.7%	6.6%	13.8%	-12.8%	0.5	0.8
*	Performance metrics are calculated using month-to-date performance estimates. All performance data is subject to verification.
**	Units began trading in August 2003.
***	Units began trading in April 2009.
****	Index is unmanaged & is not available for direct investment. Please see Indices Overview (below) for more information. Weekly RORs are calculated using data acquired through Bloomberg.

Portfolio Positions by Sectors and Markets (Two largest positions within each sector)

	Portfolio for A, B and Legacy units					Portfolio for Global units
Sector	Sector		Market			Sector		Market
	Exposure	Position	Contract	Exposure	Position	Exposure	Position	Contract	Exposure	Position
COMMODITIES	31%					31%
Energy	13%	Long	Crude Oil	4.1%	Long	13%	Long	Crude Oil	4.1%	Long
			Natural Gas	2.9%	Short			Natural Gas	2.9%	Short
Grains/Foods	13%	Short	Corn	3.6%	Short	13%	Short	Corn	3.6%	Short
			Wheat	2.4%	Short			Wheat	2.4%	Short
Metals	5%	Short	Gold	1.4%	Short	5%	Short	Gold	1.4%	Short
			Copper LME	1.1%	Short			Copper LME	1.1%	Short
FINANCIALS	69%					69%
Currencies	24%	Short $	Euro	3.5%	Long	24%	Short $	Euro	3.5%	Long
			Japanese Yen	2.7%	Short			Japanese Yen	2.7%	Short
Equities	29%	Long	S&P 500	5.4%	Long	29%	Long	S&P 500	5.4%	Long
			Dax Index	3.5%	Long			Dax Index	3.4%	Long
Fixed Income	16%	Long	Long Gilts	3.3%	Short	16%	Long	Long Gilts	3.2%	Short
			Australian Bills	2.0%	Long			Australian Bills	2.0%	Long

Market Commentary (Largest price movements within each sector)

Sector/Market
Energy
Natural gas prices decreased by more than 3% as supply data showed inventories rising more than expected as temperate weather persisted throughout the Midwest and Northeast regions of the U.S. The price for gasoline blendstock futures fell by nearly 3% as rising oil supplies in the North Sea and speculation surrounding the potential tapering of the U.S. Federal Reserve’s stimulus program put pressure on demand prospects.

Grains/Foods
Cocoa prices gained more than 7% as persistent dry weather throughout the Ivory Coast and Ghana put pressure on supply estimates. Cotton prices appreciated in excess of 4% as dry weather in the U.S. and China encouraged buying.

Metals
Copper prices appreciated materially as positive economic data out of China ameliorated demand concerns surrounding the world’s largest consumer of the industrial metal.  Nickel prices rose sharply as markets reacted to the Indonesian government’s announcement of its intent to ban nickel exports beginning next year.

Currencies
The Australian dollar made material gains against counterparts on upbeat factory data out of China, Australia’s biggest export market. The New Zealand dollar also made gains against counterparts as concerns about the effects of a food contamination scare at the country’s largest company were quelled.

Equities
The Nikkei 225 plummeted by more than 5% as GDP figures fell well below expectations, adding to trepidation about the effectiveness of the country’s aggressive monetary policy. The S&P 500 lost 1% as investors reacted to mixed earnings and disappointing revenue figures reported by U.S. companies.

Fixed Income
The price for U.K. government bonds, Gilts, fell by 1% as investors reacted to comments from the Bank of England which expressed its intent to keep interest rates ultra-low as the economy continues to grow at a sluggish pace.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.

Performance Chart

Barclays Capital U.S. Long Government Index (formerly Lehman Brothers U.S. Government Index:  Long Subset): A benchmark comprised of the Barclays Capital U.S. Treasury and U.S. Agency indices.  The U.S. Long Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than ten years) and U.S. agency debentures (publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The U.S. Government Index is a component of the Barclays Capital U.S. Government Index.

Compounded Annualized Rate of Return (ROR): This is the geometric 12-month mean that assumes the same rate of return for each 12-month period to arrive at the equivalent compound growth rate reflected in the actual return data.

Standard and Poor’s 500 Total Return Index (S&P 500 Index): A weighted index of the 500 stocks in the S&P 500 Index, which are chosen by Standard and Poor’s based on industry representation, liquidity, and stability.  The stocks in the S&P 500 Index are not the 500 largest companies; rather the index is designed to capture the returns of many different sectors of the U.S. economy.  The total return calculation includes the price-plus-gross cash dividend return.

Risk Metrics Chart

Drawdown: A drawdown is any losing period during an investment’s performance history. It is defined as the percent retrenchment from an equity peak to an equity valley. Maximum drawdown is simply the largest percentage drawdown that has occurred during the specified time frame. Grant Park’s drawdowns are computed based on month-end equity values.

Sharpe Ratio: A return/risk measure defined as the average incremental return of an investment over the risk free rate.

Sortino Ratio: A ratio developed to differentiate between good and bad volatility. The calculation provides a risk-adjusted measure of performance without penalizing for upward price changes.

Standard Deviation: Measures the dispersal or uncertainty in a random variable (in this case, investment returns). It measures the degree of variation of returns around the mean, or average, return. The higher the volatility of the investment returns, the higher the standard deviation will be. For this reason, standard deviation is often used as a measure of investment risk.

ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES.  PAST PERFORMANCE IS NOT NECESSARILY INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS. FUTURES TRADING INVOLVES A HIGH DEGREE OF RISK, INCLUDING LIQUIDITY RISKS, NO SECONDARY MARKET EXISTS, RESTRICTIONS ON REDEMPTIONS, AND THE RISK OF FOREIGN SECURITIES.  THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR SALE.  OFFERING BY PROSPECTUS ONLY.  INFORMATION IN THIS COMMENTARY IS DRAWN FROM VARIOUS SOURCES THAT ARE DEEMED TO BE RELIABLE. HOWEVER, THE INFORMATION IS NOT AUDITED BY DEARBORN CAPITAL.  IN ADDITION, DEARBORN CAPITAL DRAWS UPON THIS INFORMATION TO MAKE ITS OWN ASSUMPTIONS WHICH COULD BE CONSIDERED DEARBORN CAPITAL’S OPINION.  DEARBORN CAPITAL BELIEVES THAT ANY SUCH STATEMENTS OF OPINION HAVE A REASONABLE BASIS IN FACT.